SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): January 14, 2003

                            Century Aluminum Company
             (Exact name of registrant as specified in its charter)

           Delaware                      0-27918                 13-3070826
(State or other jurisdiction          (Commission              (IRS Employer
       of Incorporation)               File Number)         Identification  No.)

          2511 Garden Road
        Building A, Suite 200
         Monterey, California                                       93940
(Address of principal executive offices)                          (Zip Code)

                                 (831) 642-9300
              (Registrant's telephone number, including area code)

Item 5. Other Events

On January 14, 2003, Moody's Investor Service (Moody's) issued an announcement revising its long-term debt ratings and outlook for Century Aluminum Company (the Company). Moody's lowered the rating on the Company's 11 3/4% senior secured first mortgage notes due 2008 from Ba3 to B1 and the rating on its senior secured revolving credit facility from Ba2 to Ba3. Concurrently, Moody's changed the Company's outlook from negative to stable.

A copy of the Moody's announcement is attached hereto as Exhibit 99.1.

Item 7. Financial Statements and Exhibits.

      (c) Exhibits.

      The following exhibits are filed with this report on Form 8-K:

Exhibit Number          Description
--------------          -----------
    99.1                Moody's Investors Service Announcement, dated
                        January 14, 2003

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                  CENTURY ALUMINUM COMPANY

Date:  January 16, 2003                     By:  /s/ Gerald J. Kitchen
                                               ---------------------------------
                                               Name:  Gerald J. Kitchen
                                               Title: Executive Vice President,
                                                      General Counsel and
                                                      Secretary

                                  EXHIBIT INDEX

Exhibit Number          Description
--------------          -----------
    99.1                Moody's Investors Service Announcement, dated
                        January 14, 2003